UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2008


                                DST SYSTEMS, INC.
             (Exact Name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

             1-14036                                        43-1581814
     (Commission File Number)                 (IRS Employer Identification No.)

               333 West 11th Street, Kansas City, Missouri 64105
               (Address of principal executive offices) Zip Code)

                                 (816) 435-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On May 12, 2008, DST's Board of Directors authorized an additional 5,000,000 share repurchase to its existing share repurchase plan. The plan, as amended, allows, but does not require, the repurchase of common stock in open market and private transactions through December 31, 2009. Taking into account the additional authorization, there are 5,039,535 shares remaining to be purchased under the plan. The Company may utilize one or more plans with its brokers or banks for pre-authorized purchases within defined limits pursuant to Rule 10b5-1 to effect all or a portion of such share repurchases. At April 30, 2008, shares outstanding were 54,517,669.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DST SYSTEMS, INC.


Date:    May 13, 2008                 By:      /s/ Randall D. Young
                                      --------------------------------
                                      Name:  Randall D. Young
                                      Title:  Vice President and General Counsel